Exhibit 99.1

Media	Investors
Janis Allen	Isaac Garden
(805) 330-4899	(818) 224-7028

PennyMac Mortgage Investment Trust Prices Private Placement of $200 Million of Exchangeable Senior Notes

Westlake Village, CA, November 4, 2019 – PennyMac Mortgage Investment Trust (NYSE:  PMT) (“PMT” or the “Company”) today announced the pricing of a private offering by its indirect wholly-owned subsidiary, PennyMac Corp., of $200 million aggregate principal amount of its Exchangeable Senior Notes due 2024 (the “Notes”).  The initial purchasers have a 13-day option from the date of the offering to purchase up to an additional $30 million aggregate principal amount of Notes from PennyMac Corp. The Notes will be offered only to qualified institutional buyers (as defined in the Securities Act of 1933, as amended (the “Securities Act”)) pursuant to Rule 144A under the Securities Act.  Settlement of the offering is subject to customary closing conditions and is expected to occur on November 7, 2019.

The Notes will bear interest at a rate of 5.50% per year, payable semiannually.  The Notes will be fully and unconditionally guaranteed by PMT and exchangeable for cash, PMT’s common shares of beneficial interest (“Common Shares”) or a combination thereof, at PennyMac Corp.’s election.  The exchange rate will initially equal 40.1010 Common Shares per $1,000 principal amount of Notes, which is equivalent to an initial exchange price of approximately $24.94 per Common Share.  The initial exchange price is approximately 10% above the $22.67 per Common Share closing price of PMT’s Common Shares on the New York Stock Exchange on November 4, 2019.  The Notes will be PennyMac Corp.’s senior unsecured obligations and will rank equally with all of its present and future senior unsecured debt and senior to any future subordinated debt.  The Notes will mature on November 1, 2024 unless repurchased or exchanged in accordance with their terms prior to such date.

The net proceeds from the offering are intended to be used for PMT’s general business purposes, including funding the investment activity of PMT and its subsidiaries, which may include investments in credit risk transfer securities, mortgage servicing rights, mortgage-backed securities and new products such as home equity lines of credit or prime, non-qualified mortgage loans, as well as the repayment of indebtedness and working capital.

Neither the Notes nor the Common Shares issuable upon exchange of the Notes will be registered under the Securities Act.  Neither the Notes nor the Common Shares issuable upon exchange of the Notes may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.  It is issued pursuant to Rule 135c under the Securities Act.

About PennyMac Mortgage Investment Trust

PennyMac Mortgage Investment Trust is a mortgage real estate investment trust (REIT) that invests primarily in residential mortgage loans and mortgage-related assets.  The Company is externally managed by PNMAC Capital Management, LLC, a wholly-owned subsidiary of PennyMac Financial Services, Inc. (NYSE: PFSI).

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in the Company’s investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject it to additional risks; the occurrence of natural disasters or other events or circumstances that could impact the Company’s operations; volatility in the Company’s industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial and housing markets or otherwise have a broad impact on financial and housing markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and domestic and international political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in loans and mortgage-related assets that satisfy the Company’s investment objectives; the inherent difficulty in winning bids to acquire loans, and the Company’s success in doing so; the concentration of credit risks to which the Company is exposed; the degree and nature of the Company’s competition; the Company’s dependence on its manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at its manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of the Company’s cash reserves and working capital; the Company’s ability to maintain the desired relationship between its financing and the interest rates and maturities of its assets; the timing and amount of cash flows, if any, from the Company’s investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of the Company’s servicer, which also provides the Company with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of the Company’s customers and counterparties; the Company’s indemnification and repurchase obligations in connection with loans it purchases and later sells or securitizes; the quality and enforceability of the collateral documentation evidencing the Company’s ownership and rights in the assets in which it invests; increased rates of delinquency, default and/or decreased recovery rates on the Company’s investments; the performance of loans underlying mortgage-backed securities in which the Company retains credit risk; the Company’s ability to foreclose on its investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying the Company’s mortgage-backed securities or relating to the Company’s mortgage servicing rights, excess servicing spread and other investments; the degree to which the Company’s hedging strategies may or may not protect it from interest rate volatility; the effect of the accuracy of or changes in the estimates the Company makes about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon the Company’s financial condition and results of operations; the Company’s ability to maintain appropriate internal control over financial reporting; the Company’s exposure to risks of loss and disruptions in operations resulting from adverse weather conditions and man-made or natural disasters; technologies for loans and the Company’s ability to mitigate security risks and cyber intrusions; the Company’s ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct its business; the Company’s ability to detect misconduct and fraud; the Company’s ability to comply with various federal, state and local laws and regulations that govern its business; developments in the secondary markets for the Company’s mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as the Government National Mortgage Association, the Federal Housing Administration or the Veterans Administration, the U.S.

Department of Agriculture, or government-sponsored entities such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on the Company’s business and its ability to satisfy complex rules for it to qualify as a REIT for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of the Company’s subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and the Company’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the Company’s ability to make distributions to its shareholders in the future; the Company’s failure to deal appropriately with issues that may give rise to reputational risk; and the Company’s organizational structure and certain requirements in its charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.